Exhibit 4.1

                                 COVENANT BANK
                            Common stock certificate

                                 COVENANT BANK
                              Number - CBC________

                                 COVENANT BANK

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY
            Authorized Shares 5,000,000 -- Par Value $5.00 Per Share

                               CUSIP 222837 10 6

                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                  COMMON STOCK

THIS CERTIFIES THAT






IS THE OWNER OF

                                                                       Shares of

                                 COVENANT BANK

fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


/s/ William T. Carson, Jr.          CORPORATE      /s/ Charles E. Sessa, Jr.,
    ------------------------          SEAL             ------------------------
    Secretary                         1988             President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship
                and not as tenants in common


    UNIF GIFT MIN ACT -- ___________________ Custodian ________________ under
                                (Cust)                      (Minor)

                         Uniform Gifts to Minors Act ________________________
                                                            (State)


    Additional abbreviations may also be used though not in the above list.


For Value Received, __________________ hereby sell, assign and transfer unto


PLEASE IDENTIFY SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________ 19_____


In the presence of

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--------------------------------------------------------------------------------


                    NOTICE: THE SIGNATURE OF THE ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                             COVENANT BANCORP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

            Authorized Shares 25,000,000 -- Par Value $5.00 Per Share

                              Number - CBCH________
                             Shares - _____________

                                  COMMON STOCK

 THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.


                               CUSIP 222906 10 9

                      SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT






IS THE OWNER OF

                                                                       Shares of

                             COVENANT BANCORP, INC.

fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


/s/ William T. Carson, Jr.         CORPORATE      /s/ Charles E. Sessa, Jr.,
    ------------------------          SEAL            -------------------------
    Secretary                         1988            President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship
                and not as tenants in common


    UNIF GIFT MIN ACT -- ___________________ Custodian ________________ under
                                (Cust)                      (Minor)

                         Uniform Gifts to Minors Act ________________________
                                                            (State)


    Additional abbreviations may also be used though not in the above list.


For Value Received, __________________ hereby sell, assign and transfer unto


PLEASE IDENTIFY SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________ 19_____


In the presence of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
NOTICE: THE SIGNATURE OF THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BONDS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 14Ad-15.